UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 15, 1999

                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


         DELAWARE                       0-20867                 36-4082530
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

   5400 SOUTH PULASKI ROAD                                        60632
      CHICAGO, ILLINOIS                                         (Zip Code)
(Address of principal executive
          offices)

       Registrant's telephone number, including area code: (773) 582-8616

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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

ITEM 5.  OTHER EVENTS.
         ------------

     See attached press release issued by Park Bancorp, Inc. on June 15, 1999. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1  Press Release dated June 15, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PARK BANCORP, INC.



Date:  June 18, 1999                          By:/s/Richard J. Remijas, Jr.
                                                --------------------------------
                                                Richard J. Remijas, Jr.
                                                Executive Vice President,
                                                 Chief Operating Officer and
                                                 Corporate Secretary

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                                INDEX TO EXHIBITS



Exhibit         Description
-------         -----------

 99.1           Press Release dated June 15, 1999.

                                        4